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                                                                     Exhibit 2.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-10206) of Consolidated Water Co. Ltd. of our report dated March 22, 2000 relating to the financial statements which appear in this Form 20-F.



/s/ PricewaterhouseCoopers
--------------------------

PricewaterhouseCoopers
Cayman Islands
June 30, 2000